EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, mello Credit Strategies LLC. The loans were purchased on reliance by MFA Financial, Inc. The review included a total of 254 newly originated residential mortgage loans, in connection with the securitization identified as MELLO 2022-INV2 (the “Securitization”). Secondary Valuation products were ordered and reviewed on 825 loans; no additional reviews were performed on this population. The review began on November 1, 2021, and concluded in February 1, 2022.
Scope of Review
Credit Review
Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:
a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
Compliance Review
Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted blow, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Recalculation of APR and Finance Charge
b.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions

c.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures:
i.	Right to Receive Copy of Appraisal

d.	National Flood Insurance Program (NFIP) Review:
i.	Adherence to flood insurance coverage
ii.	Identification of flood zones
iii.	Evidence of adequate coverage amounts

e.	Fair Credit Reporting Act (FCRA)
f.	Home Mortgage Disclosure Act (HMDA)
g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review
 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products (Desktop Reviews and Field Reviews) were obtained to confirm the value was supported within 10% tolerance.  This population was obtained by the client and ordered by Consolidated Analytics.

n.
For all loans within the population, additional valuation products were not required when the CU score provided was below or equal to 2.5. In the event the CU score was not provided or was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.
For loans reviewed in a post-close valuation review scenario (1,079 loans in total):
483 loans had an Automated Valuation model which was performed by Collateral Analytics.
229 loans had Desktop Reviews which were performed by Clear Capital.  Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.
With the exception of one loan, if a loan with a Desktop Review fell outside of a -10% tolerance or was inconclusive, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. For one loan number an AVM was ordered and returned outside -10% tolerance. In this instance, an additional product was not ordered to support value.
0 loans had a Field Review or a 2055.
Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the 254 mortgage loans reviewed, 4 unique mortgage loans (by loan count) had a total of 4 different tape discrepancies across 2 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower_Last_Name	1	0.65%
Property_Address	3	1.18%

Summary of Results
OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 88.58% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	225	$98,052,931	88.58%
Event Grade B	29	$10,931,680	11.42%
Event Grade C	0	$.00	0%
Event Grade D	0	$0.00	0%
Total Sample	254	$108,984,611	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	253	99.61%
Event Grade B	1	0.39%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	254	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	246	96.85%
Event Grade B	8	3.15%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	254	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	234	92.13%
Event Grade B	20	7.87%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	254	100%
Valuation Only Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	782	86.84%
Event Grade B	43	5.21%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	825	100%
Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	All Interested Parties Not Checked against Exclusionary Lists	2
		Appraisal date is greater than 120 days from Origination date.	4
		Asset Documents are Incomplete	3
		AUS is Missing	1
		AUS is Partial	1
		Borrower 2 Income Verification is less than 12 months	2
		Borrower Credit Report is Missing	1
		Borrower Employment Verification does not meet guidelines	13
		Borrower Employment Verification Level is missing	1
		Borrower Income Verification does not match Approval	12
		Borrower Liabilities Verification Indicator is Partial	21
		Borrower residency documentation not provided or issue with documentation	2
		CLTV Exceeds the AUS Maximum Allowable	2
		CoBorrower Credit Report is Missing	2
		CoBorrower Employment Verification does not meet guidelines	4
		CoBorrower Liabilities Verified Indicator is Partial	2
		DTI Exceeds AUS Maximum Allowable	21
		Executed HELOC closure letter not provided.	2
		Final Loan Application is Missing	6
		Final Loan Application is Not Executed	1
		Final Loan Application is Partial	1
		Flood Certificate is Partial	1
		Fraud Report Missing	1
		Fraud Report Shows Uncleared Alerts	1
		HAZARD INSURANCE CERTIFICATE MISSING	2
		Hazard Insurance Coverage is Not Sufficient	1
		Hazard Insurance Coverage is Not Sufficient.	13
		Hazard Insurance Effective Date is after the Note Date	3
		Hazard Insurance Indicator is Partial	3
		HMDA Data Tape Not Provided	1
		Housing history does not meet guidelines	2
		Insufficient cash to close.	1
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		LTV Exceeds AUS Maximum Allowable	2
		Note Document Indicator is Missing	3
		OFAC Check was not completed/Cleared.	2
		Property is located in a FEMA disaster area	68
		Title Policty is Partial	1
		Title Policy is Missing	2
		Transmittal Summary is Missing	2
		Transmittal Summary is Partial	1
		Total Credit Grade (A) Exceptions:	215

Credit	B	Initial Credit Application is Not Executed	1
		Total Credit Grade (B) Exceptions:	1

Compliance	A	ATR/QM Status is Pending	28
		Charges That Cannot Increase Test	8
		Charges That In Total Cannot Increase More Than 10% Test	5
		Consummation or Reimbursement Date Validation Test	5
		Discount Fee Test	1
		eSigned Documents Consent is Missing	1
		Evidence of Rate Lock Not Provided	2
		Federal Undiscounted Rate Validation Test	1
		Initial Closing Disclosure Delivery Date Test	2
		Intent to Proceed is Missing	1
		Lender Credits That Cannot Decrease Test	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	2
		Post-Consummation Event and Revised Closing Disclosure Delivery Date Test	1
		Prohibited Fees Test	1
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	2
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	4
		Reimbursement Amount Test	7
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Revised Closing Disclosure Window Exceeded for Tolerance Baseline Reset Finding	1
		Security Instrument Indicator is Missing	2
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	3
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		TRID Initial Closing Disclosure Date and Post-Consummation Event Requiring Redisclosure Validation Test	1
		TRID Post-Consummation Event Validation Test	1
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	3
		TRID Total of Payments Test	1
		Total Compliance Grade (A) Exceptions:	87

Compliance	B	Charges That Cannot Increase Test	3
		Charges That In Total Cannot Increase More Than 10% Test	2
		Consummation or Reimbursement Date Validation Test	2
		Late Fees Test	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
		Prohibited Fees Test	3
		Reimbursement Amount Test	2
		Reimbursement Amount Validation Test	1
		TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
		Total Compliance Grade (B) Exceptions:	16

Valuation	A	Is Completion Certificate in file is No	1
		Origination Appraisal is Missing	2
		Origination Appraisal is Partial	2
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	2
		Third party AVM Confidence Score is less than 80%	2
		Third Party AVM to appraised value exceeds 10% allowable variance	4
		Third Party Desk Review variance to appraised value exceeds 10%	4
		Third Party Valuation Product not Provided	157
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	61
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	21
		Third Party Valuation Product not Provided.	2
		Title Issues Present	4
		Total Valuation Grade (A) Exceptions:	262

Valuation	B	Informational Only - Property Inspection Waiver used at origination.	20
		Total Valuation Grade (B) Exceptions:	20

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.